Exhibit 99.5

                                                               EXECUTION VERSION


                        RECONSTITUTED SERVICING AGREEMENT

                         Luminent Mortgage Trust 2007-2

     This Reconstituted Servicing Agreement, dated as of May 1, 2007 (this "Agreement"), is by and among NATIONAL CITY MORTGAGE CO. ("Servicer"), LARES ASSET SECURITIZATION, INC. ("Lares" or the "Depositor"), MAIA MORTGAGE FINANCE STATUTORY TRUST ("Maia" or the "Seller") and WELLS FARGO BANK, N.A., as master servicer (in such capacity, the "Master Servicer") and securities administrator (in such capacity, the "Securities Administrator"), and is acknowledged by HSBC BANK USA, NATIONAL ASSOCIATION, as trustee (the "Trustee").

                                    RECITALS

     WHEREAS, the Seller has conveyed the mortgage loans listed on Exhibit B hereto (the "Serviced Loans") to the Depositor, and the Depositor in turn has conveyed the Serviced Loans to the Trustee, all pursuant to a pooling agreement, dated as of April 1, 2007 (the "Pooling Agreement"), among the Seller, the Depositor, the Master Servicer, the Securities Administrator and the Trustee;

     WHEREAS, the Serviced Loans are currently being serviced by the Servicer for the Seller pursuant to an Assignment, Assumption and Recognition Agreement, dated as of April 17, 2007, among J.P. Morgan Mortgage Acquisition Corp., as assignor, the Servicer, as servicer, and the Seller, as assignee (a copy of which is annexed hereto as Exhibit A-1), which agreement references the Flow Master Seller's Warranties and Servicing Agreement, dated as of February 24, 2004 (the "Master Agreement"), as amended by that certain Amendment Reg AB, dated as of March 1, 2006 ("Amendment Reg AB") (as amended from time to time, the "Servicing Agreement"), a copy of which is annexed hereto as Exhibit A-2;

     WHEREAS, the Seller desires that the Servicer continue to service the Serviced Loans and the Servicer has agreed to do so, subject to the rights of the Master Servicer to terminate the rights and obligations of Servicer hereunder as set forth herein and to the other conditions set forth herein;

     WHEREAS, the Seller and the Servicer agree that (a) the transfer of the Serviced Loans from Seller to the Depositor and from the Depositor to the Trustee to be accomplished by the Pooling Agreement constitutes a Securitization Transaction (as such term is defined in the Servicing Agreement) and (b) this Agreement shall constitute a "Reconstitution Agreement" (as such term is defined in the Servicing Agreement) in connection with such Securitization Transaction that shall govern the Serviced Loans for so long as such Serviced Loans remain subject to the provisions of the Pooling Agreement;

     WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Loans on behalf of the Trustee and the Trust Fund, and shall have the right to terminate the rights and obligations of the Servicer upon the occurrence and continuance of an Event of Default under this Agreement;

     NOW, THEREFORE, in consideration of the mutual promises contained herein the parties hereto agree as follows:

     1. Recognition of the Master Servicer and the Trust Fund

          (i) From and after the date hereof, the Servicer, and any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to enforce the Servicer's obligation to service the Serviced Loans in accordance with the provisions of this Agreement. The Servicer shall recognize the Luminent Mortgage Trust 2007-2 Trust Fund (the "Trust Fund") as the owner of the Serviced Loans, and the Servicer will service the Serviced Loans for the Trust Fund as if the Trust Fund and the Servicer had entered into a separate servicing agreement for the servicing of the Serviced Loans in the form of this Agreement. Pursuant to the Pooling Agreement, the Master
     Servicer and the Trustee shall have the same rights (but not the obligations, except to the extent expressly set forth in the Pooling Agreement) as the Purchaser under the Master Agreement to enforce the obligations of the Servicer, including, without limitation, in the case of the Trustee, the enforcement of (i) the document delivery requirements set forth in Section 2.3 of the Master Agreement and (ii) remedies with respect to representations and warranties made by the Servicer in the Servicing Agreement, and, in the case of the Mater Servicer, shall be entitled to enforce all of the obligations of the Servicer thereunder insofar as they relate to the Serviced Loans. The Servicer shall look solely to the Trust
     Fund for performance of any obligations of the Purchaser under the Servicing Agreement and the Trust Fund hereby assumes such obligations. All references to the Purchaser under the Servicing Agreement insofar as they relate to the Serviced Loans, shall be deemed to refer to the Trust Fund. The Servicer shall not amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way (i) materially affect the Serviced Loans or the Servicer's performance under the Servicing Agreement with respect to the Serviced Loans without the prior written consent of the Trustee and the Master Servicer or (ii) materially and adversely affect the interests of the Certificateholders in the Serviced Loans.

          (ii) The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement, as provided in Section
     8.1 (Events of Default) of the Master Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer be required to assume any of the obligations of the Purchaser under the Servicing Agreement; and in entering into this Agreement, in connection with the performance by the Master Servicer of any duties it may have hereunder, and in the exercise by the Master Servicer of its rights the parties and other signatories hereto, except the Servicer, agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability, immunities and indemnities afforded to the Master Servicer under the Pooling Agreement. Without limitation of the foregoing, any provision of the Servicing Agreement requiring the Seller or the Trust Fund, as "Purchaser" under the Servicing Agreement, to reimburse the Servicer for any costs or expenses shall be satisfied by the Servicer's reimbursement of such costs or expenses from the Custodial Account.

          (iii) A copy of all assessments, attestations, reports and certifications required to be delivered by the Servicer under this Agreement and the Servicing Agreement shall be delivered to the Master Servicer by the date(s) specified herein or therein, and where such documents are required to be addressed to any party, such addressees shall include the Master Servicer and the Master Servicer shall be entitled to rely on such documents.

     2. Assignment. The Servicer hereby acknowledges that the rights of the Seller as "Purchaser" under the Servicing Agreement as amended by this Agreement will be assigned to Lares, and by Lares to the Trust Fund under the Pooling Agreement, and agree that the Pooling Agreement will each be a valid assignment and assumption agreement or other assignment document and will constitute a valid assignment and assumption of the rights and obligations of the Seller as "Purchaser" under the Servicing Agreement to Lares and the Trustee, on behalf of the Trust Fund, as applicable. In addition, the Trust Fund has made, or intends to make, a REMIC election. The Servicer hereby consents to such assignment and assumption and acknowledges the Trust Fund's REMIC election.

     3.  Servicer  Representations.   The  Servicer  represents,   warrants  and
covenants to the Assignee that:

     (a) All of the  representations and warranties of the Servicer set forth in
Section 3.2 of the Master Agreement are true and correct as of the date hereof;

     (b) the Servicer has complied in all material respects with its obligations to service the Mortgage Loans in accordance with the terms of the Master Agreement;

     (c) No offsets, counterclaims or other defenses are available to the Servicer with respect to the Master Agreement or the Mortgage Loans; and

     (d) the Servicer has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under or defaults under, the Master Agreement.

     4. Amendment of the Master Agreement. The Servicer agrees, with respect to the servicing of the Serviced Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed by the Servicer under the provisions of the Servicing Agreement, except as otherwise provided herein and on Schedule A hereto, and that the provisions of the Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full. The Servicer and the Seller agree that this Agreement is a Reconstitution Agreement executed in connection with a Securitization Transaction and that May 1, 2007 is the Reconstitution Date.

     5. Trust Cut-off Date. The parties hereto acknowledge that the Trust Cut-Off Date is April 1, 2007.

     6. Servicing Fee Rate. Notwithstanding any provision of the Servicing Agreement to the contrary, the Servicing Fee rate for the Serviced Loan shall be equal to 0.250% per annum (the "Servicing Fee Rate"). The Servicing Fee shall be payable monthly from the interest portion of the related Monthly Payment collected by the Servicer.

     7. Release of Seller. The parties hereto acknowledge and agree that in connection with the foregoing, the Seller is hereby fully released from all obligations to the Servicer under the Servicing Agreement with respect to the Serviced Loans.

     8. Notices and Remittances.
        -----------------------

          (i) All notices, consents, certificates, reports and certifications (collectively, "Written Information") required to be delivered to the Purchaser under the Servicing Agreement and under this Agreement shall be delivered to the Master Servicer at the following address:

                     Wells Fargo Bank, N.A.
                     P.O. Box 98
                     Columbia, Maryland 21046
                     Attention: Corporate Trust Group, Luminent 2007-2 (or in the case of overnight deliveries, 9062 Old Annapolis Road
                     Columbia, Maryland 21045)
                     Telephone: (410) 884-2000
                     Facsimile: (410) 715-2380

          (ii) All amounts required to be remitted or distributed by the Servicer to the "Purchaser" under the Servicing Agreement and under this Agreement shall be on a scheduled/scheduled basis and shall be made to the following wire account:

                     Wells Fargo Bank, N.A.
                     ABA#: 121-000-248
                     Account Name: SAS CLEARING
                     Account Number: 3970771416
                     For further credit to: Luminent 2007-2, Account #53142600

          (iii) All Written Information required to be delivered to the Trustee under the Servicing Agreement and under this Agreement shall be delivered to the Trustee at the following address:

                     HSBC Bank USA, National Association
                     452 Fifth Avenue
                     New York, New York 10018
                     Attention: CTLA - Structured Finance /
                                Luminent Mortgage Trust 2007-2

          (iv) All Written Information required to be delivered to the Depositor under the Servicing Agreement and under this Agreement shall be delivered to the Depositor at the following address:

                           Lares Asset Securitization, Inc.
                           101 California St., 13th Floor
                           San Francisco, California 94111
                           Attention:  Christopher Zyda
                           Telephone:  (415) 217-4500
                           Facsimile:  (415) 217-4518

          (v) All demands, notices and communications required to be delivered to the Servicer under the Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

                               National City Mortgage Co.
                               3232 Newmark Drive
                               Miamisburg, OH  45342
                               Attention:  Hugh Yeary

     9. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICT OF LAWS
PRINCIPLES OTHER THAN GENERAL OBLIGATIONS LAW SECTION 5-1401) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW.

     10. Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of the parties hereto.

     11. Amendment. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced. The parties hereto hereby acknowledge and agree that the Servicing Agreement shall not be amended without the consent of the Seller.

     12. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

     13. Trustee's Obligations Limited. The Trustee shall have no obligations or duties under this Agreement except as expressly set forth herein. No implied duties on the part of the Trustee shall be read into this Agreement. Nothing herein shall be construed to be an assumption by the Trustee of any duties or obligations of any party to this Agreement or the Servicing Agreement, the duties of the Trustee being solely those set forth in the Pooling Agreement. The Trustee is entering into this Agreement solely in its capacity as Trustee under the Pooling Agreement and not individually, and there shall be no recourse against the Trustee in its individual capacity hereunder or for the payment of any obligations of the Trust or the Trust Fund.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have caused this Reconstitution Agreement to be executed by their duly authorized officers as of the date first above written.

                                      NATIONAL CITY MORTGAGE CO., as Servicer


                                      By:       /s/ Mary Beth Criswell
                                                --------------------------------
                                      Name:     Mary Beth Criswell
                                      Title:    Vice President


                                      MAIA MORTGAGE FINANCE STATUTORY TRUST,
                                      as Seller


                                      By:       /s/ Christopher J. Zyda
                                                --------------------------------
                                      Name      Christopher J. Zyda
                                      Title:    Trustee & President


                                      LARES ASSET SECURITIZATION, INC., as
                                      Depositor


                                      By:       /s/ Christopher J. Zyda
                                                --------------------------------
                                      Name:     Christopher J. Zyda
                                      Title:    Chief Financial Officer


                                      WELLS FARGO BANK,  N.A.,  as Master
                                      Servicer  and  Securities Administrator


                                      By:       /s/ Amy Doyle
                                                --------------------------------
                                      Name:     Amy Doyle
                                      Title:    Vice President


Agreed to and acknowledged By:

HSBC BANK USA, NATIONAL ASSOCIATION
not in its individual capacity, but solely as Trustee for Luminent Mortgage Trust 2007-2 under the Pooling Agreement



By:     /s/ Nina Nassar
        --------------------------
Name:   Nina Nassar
Title:  Officer


       Signature Page - National City Reconstituted Servicing Agreement -
                                Luminent 2007-2

                                   EXHIBIT A-1

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

  (As retained on file with the Washington, DC office of Hunton & Williams LLP)
























                                 Exhibit A-1-1

                                   EXHIBIT A-2

            FLOW MASTER SELLER'S WARRANTIES AND SERVICING AGREEMENT,

  (As retained on file with the Washington, DC office of Hunton & Williams LLP)
























                                 Exhibit A-2-1

                                    EXHIBIT B

                             MORTGAGE LOAN SCHEDULE

  (As retained on file with the Washington, DC office of Hunton & Williams LLP)
























                                  Exhibit B-1

                                   SCHEDULE A

     (a) The definition of "Business Day" in Article I is hereby amended in its entirety to read as follows:

          Business Day: Any day other than a Saturday or Sunday, or a day on which banks and savings and loan institutions in the State of California, the State of Maryland, the State of Minnesota, the State of New York or the State of Ohio are authorized or obligated by law or executive order to be closed.

     (b) The definition of "Custodian" in Article I is hereby amended in its entirety to read as follows:

          Custodian: Wells Fargo Bank, N.A., or any successor thereto.
          ---------

     (c) The definition of "Eligible Account" is hereby added to Article I to read as follows:

          Eligible Account: Any of
          ----------------

               (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated in the highest short term rating category of each Rating Agency at the time any amounts are held on deposit therein;

               (ii) an account or accounts the deposits in which are fully insured by the FDIC (to the limits established by it), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Securities Administrator, the Trustee and each Rating Agency, the Trustee on behalf of the Certificateholders will have a claim with respect to the funds in the account or a perfected first priority security interest against the collateral (which shall be limited to Permitted Investments) securing those funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained and which uninsured deposits shall not cause any Rating Agency to reduce its then-current rating on any Certificate, as evidenced by a rating confirmation from each such Rating Agency;

               (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity; or

               (iv) an account otherwise acceptable to each Rating Agency without reduction or withdrawal of its then current ratings of the Certificates as evidenced by a letter from such Rating Agency to the Securities Administrator and the Trustee. Eligible Accounts may bear interest.



                                  Schedule A-1

     (d) The definition of "First Remittance Date" in Article I is hereby amended in its entirety to read as follows:

          First Remittance Date: May 18, 2007.
          ---------------------

     (e) A new definition of "Master Servicer" is hereby added to Article I to read as follows:

          Master Servicer: Wells Fargo Bank, N.A. or any successor thereto.
          ---------------

     (f) A new definition of "Nonrecoverable Advance" is hereby added to Article I immediately following the definition of "Mortgagor" to read as follows:

          Nonrecoverable Advance: Any Monthly Advance or Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer, will not or, in the case of a proposed Monthly Advance or Servicing Advance, would not ultimately be recoverable from collections on such Mortgage Loan, Monthly Payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds or other amounts received with respect to such Mortgage Loan or REO Property as provided herein.

     (g) A new definition of "Officer's Certificate" is hereby added to Article I to read as follows:

          Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or the President, a Senior Vice President, a First Vice President, a Vice President, Assistant Vice President, Treasurer, Secretary, Assistant Treasurer, Assistant Secretary or another authorized signatory of the Servicer.

     (h) The definition of "Opinion of Counsel" in Article I is hereby amended in its entirety to read as follows:

          Opinion of Counsel: A written opinion of counsel, who may be an employee of National City Mortgage Co., that is reasonably acceptable to the Trustee and the Master Servicer provided that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel reasonably acceptable to the Trustee, the Master Servicer and the Depositor who (i) is in fact independent of National City Mortgage Co., (ii) does not have any material direct or indirect financial interest in National City Mortgage Co. or in any affiliate of any such entity and (iii) is not connected with National City Mortgage Co. as an officer, employee, director or person performing similar functions.

     (i) The definition of "Permitted Investments" is hereby added to Article I to read as follows:

          Permitted Investments: Any one or more of the following obligations or securities held in the name of the trustee for the benefit of the certificateholders acquired at a purchase price of not greater than par, regardless of whether issued or managed by the depositor, the trustee, the master servicer, the securities administrator or any of their respective


                                  Schedule A-2
     affiliates or for which an affiliate serves as an advisor, will be considered a permitted investment:

          (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

          (ii) (A) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by or federal funds sold by any depository institution or trust company (including the trustee, the securities administrator or the master servicer or their agents acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short-term unsecured debt rating in one of the two highest available rating categories of each rating agency rating the certificates and (B) any other demand or time deposit or deposit account that is fully insured by the FDIC;

          (iii) repurchase obligations with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated A or higher by the rating agencies rating the certificates;

          (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America, the District of Columbia or any State thereof and that are rated by each rating agency rating the certificates in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

          (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations) that is rated by each rating agency rating the certificates in its highest short-term unsecured debt rating available at the time of such investment;

          (vi) units of money market funds (which may be 12b-l funds, as contemplated by the Commission under the Investment Company Act of 1940) registered under the Investment Company Act of 1940 including funds managed or advised by the trustee, the master servicer, the securities administrator or an affiliate thereof having the highest applicable rating from each rating agency rating such funds; and

          (vii) if previously confirmed in writing to the trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to each rating agency rating the certificates in writing as a permitted investment of funds backing securities having ratings equivalent to its highest initial rating of the senior certificates;



                                  Schedule A-3

          In each case (other than clause (i)), such Permitted Investment shall have a final maturity (giving effect to any applicable grace period) no later than the Business Day immediately preceding the Distribution Date (or, if the Securities Administrator or an Affiliate is the obligor on such Permitted Investment, the Distribution Date) next following the Due Period in which the date of investment occurs; provided, that, Permitted Investments may not include (i) any interest-only security, any security purchased at a price in excess of 100% of the par value or any security that provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par, (ii) any floating rate security whose interest rate is inversely or otherwise not proportionately related to an interest rate index or is calculated as other than the sum of an interest rate index plus a spread, (iii) securities subject to an offer, (iv) any security with a rating from S&P which includes the subscript "p," "pi," "q," "r" or "t", or (v) any investment, the income from which is or will be subject to deduction or withholding for or on account of any withholding or similar tax.

     (j) The definition of "Rating Agency" in Article I is hereby amended in its entirety to read as follows:

          Rating Agency: Each of the rating agencies identified in the Pooling Agreement, or any successor thereto.

     (k) The definition of "Remittance Date" in Article I is hereby amended by inserting the text "no later than 1:00 p.m. Eastern Time on such day," immediately following "of any month".

     (l) The definition of "Servicing Guide" in Article I and all references thereto in the Servicing Agreement are hereby deleted in their entirety.

     (m) Section 3.02(aaa) is hereby amended in its entirety to read as follows:

          "(aaa) Each Mortgage Loan  constitutes  a "qualified  mortgage"  under
     Section   860G(a)(3)   of  the  Code  and   Treasury   Regulation   Section
     1.860G-2(a)(1)."

     (n) Subsection 3.03 (Remedies for breach of Representations and Warranties) is hereby amended as follows:

          (i) by removing "at the Purchaser's option," in the third paragraph.

          (ii) by replacing all references in the sixth paragraph to "the Purchaser" with "Maia, the Depositor, the Trustee, the Trust Fund and the Master Servicer" and

          (iii) by replacing all references to "the Purchaser" the seventh paragraph with "the Depositor, the Trustee, the Trust Fund or the Master Servicer."

     (o) Section 4.01 (Company to Act as Servicer) is hereby amended as follows:

          (i) by adding the following proviso after the first sentence of the first paragraph to read as follows:



                                  Schedule A-4
          provided, however, that the Company shall not knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, would cause any REMIC created under the Pooling Agreement to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
     Code) unless the Trustee and the Master Servicer have received an Opinion of Counsel (at the expense of the Company reimbursable from funds in the Custodial Account) to the effect that the contemplated action will not cause any REMIC created under the Pooling Agreement to fail to qualify as a REMIC or result in the imposition of a tax upon any such REMIC created thereunder.

          (ii) by adding the following language as the final sentence of the fourth paragraph: "Any Subservicing Agreement entered into by the Servicer shall provide that it may be assumed or terminated by the Purchaser at any time, if the Purchaser has assumed the duties of the Servicer, or by any successor servicer, at the Purchaser's or successor servicer's option, as applicable, without cost or obligation to the assuming or terminating party or its assigns."

     (p) Section 4.02 (Liquidation of Mortgage Loans) is hereby amended by adding a final paragraph to that section that reads as follows:

          "Notwithstanding anything herein to the contrary, for so long as the Master Servicer has not notified the Servicer that the sole holder of the most subordinate class of certificates (the "Subordinate Holder") is no longer entitled to the rights described in Exhibit O, the Servicer shall follow the procedures set forth in Exhibit O in connection with any Mortgage Loan that has become 60 or more days delinquent in payment."

     (q) Section 4.04 (Establishment of Custodial Account; Deposits in Custodial Account) is hereby amended as follows:

          (i) by replacing the words "National City Mortgage Co., as Servicer, in trust for the Purchaser of Fixed and ARM Rate Conventional, FHA or VA Residential Mortgage Loans and various Mortgagors", with the words "National City Mortgage Co., in trust for the Trustee of Luminent Mortgage Trust 2007-2" in the first paragraph.

          (ii) by adding the following language as the final sentence of the first paragraph: "The risk of loss of moneys required to be remitted to the Master Servicer resulting from such investments shall be borne by and be the risk of the Company. The Company shall deposit the amount of any such loss in the Custodial Account immediately as realized, but in no event later than the related Remittance Date"; and

          (iii) by deleting the text immediately following "reimbursement therefor" in subsection (viii).

     (r) Section 4.05 (Permitted Withdrawals From Custodial Account) is hereby amended by:

                                  Schedule A-5

          (i) inserting the following after "6.02" in subsection (iv):", it being understood that, in the case of any such reimbursements, the Servicer's right thereto shall be prior to the rights of the Purchaser "

          (ii) deleting the word "and" at the end of subsection (viii)

          (iii) by adding a new clause (ix) to read as follows: "to make payments to the Subordinate Holder (as defined in Exhibit O) in the amounts and in the manner provided for in Exhibit O ("Special Foreclosure Rights Section")."

     (s) Section 4.06 (Establishment of and Deposits to Escrow Account) is hereby amended as follows:

          (i) by replacing the words "National City Mortgage Co., as Servicer, in trust for the Purchaser of Fixed and ARM Rate Conventional, FHA or VA Residential Mortgage Loans and various Mortgagors", with the words "National City Mortgage Co., in trust for the Trustee of Luminent Mortgage Trust 2007-2" in the first paragraph;

          (ii) by adding the following sentence as the final sentence of the final paragraph as follows:

          "The Company will be obligated to make Servicing Advances to the Escrow Account in respect of its obligations under this Section 4.6, reimbursable from the Escrow Accounts or Custodial Account to the extent not collected from the related Mortgagor, anything to the contrary notwithstanding, when and as necessary to pursuant to Section 4.8 hereof; provided, however, that Servicing Advances shall not be required to be made by the Company if such Servicing Advance would, if made, be, in the Company's reasonable judgment, nonrecoverable."

     (t) The language following "with respect to LPMI Loans . . . 80%" is hereby deleted in Section 4.15(a)(ii) is hereby replaced with the following:

          "with respect to LPMI Loans with an LTV =74.1% and =80% as noted on Exhibit B of the Reconstitution Agreement, the Company acknowledges that such LPMI Loans will be covered by a master lender-paid private mortgage insurance policy issued by Triad Guaranty Insurance Corporation ("Triad")."

     (u) The sixth and seventh full sentences in Section 4.15(a)(ii) are here by deleted and replaced with the following:

          "The Servicer shall not take any action that would result in non-coverage under such policy which, but for the actions of the Servicer, would have been covered thereunder. In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Trust Fund, claims to Triad under such policy in a timely fashion in accordance with the terms of such policy and, in this regard, to take such action as shall be necessary to permit recovery under such policy respecting a defaulted serviced loan. Any amounts collected by the Servicer


                                  Schedule A-6
     under such policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.5 (as if such funds related to a Mortgage Insurance Policy)."

     (v) Section 4.16 (Title, Management and Disposition of REO Property) is hereby amended by:

          (i) deleting third paragraph in its entirety and replacing it with the following:

          "The Company shall use its commercially reasonable best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, unless the servicer, at its expense, has obtained an extension from the IRS or provided an Opinion of Counsel stating that continuing to hold the property will not result in an adverse REMIC Event. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Company shall report monthly to the Purchaser as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Purchaser, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Company as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Company and the Purchaser shall be entered into with respect to such purchase money mortgage. Notwithstanding anything herein to the contrary, the Company shall not be required to provide financing for the sale of any REO Property."

     (w) Section 5.03 (Monthly Advances by Company) is hereby amended by inserting the following text immediately following the reference to "such Mortgage Loan" and the end of the final sentence:

          "; provided, however, that any such obligation under this Section 5.03 shall cease if the Company determines, in its sole reasonable opinion, that advances with respect to such Mortgage Loan are Nonrecoverable Advances, as evidenced by an Officer's Certificate delivered to the Purchaser and the Master Servicer by the Company"

     (x) Section 8.01 (Provision of Information) is hereby amended by adding the following paragraph at the end of the section:

          "During the term of this Agreement, the Company shall make itself available for monthly calls during which it will discuss the servicing of any defaulted Mortgage Loans."

     (y) Section 9.01 (a) (Indemnification; Third Party Claims) is hereby replaced with the following:

          "The  Company  shall  indemnify  Maia,  the  Trust  Fund,  the  Master
     Servicer, the Trustee and the Depositor and hold such entities harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any such entity may sustain in any way


                                  Schedule A-7
     related to the failure of the Company to perform its obligations under this Agreement including but not limited to its obligation to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or any Reconstitution Agreement entered into pursuant to Section
     7.01 of this Agreement or the breach of any representation or warranty made pursuant to this Agreement. The Company shall immediately notify Maia, the Trust Fund, the Master Servicer, the Trustee and the Depositor if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, and may assume the defense of any such claim and pay all reasonable expenses in connection therewith, including reasonable counsel fees actually incurred, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or Maia, the Trust Fund, the Master Servicer, the Trustee and the Depositor in respect of such claim but failure to so notify the Purchaser shall not limit it obligations hereunder. The Company agrees that it will not enter into any settlement of any such claim without the consent of Maia, the Trust Fund, the Master Servicer, the Trustee and the Depositor, as the case may be, unless such settlement includes an unconditional release of such entity from all liability that is the subject matter of such claim. The provisions of this
     Section 9.01 shall survive the termination of this agreement."


     (z) Section 9.04 (Limitation on Resignation and Assignment by Company) is hereby amended as follows:

          (i) with the exception of the first reference, by replacing each reference to "the Purchaser" in the first two paragraphs with "the Depositor, the Trustee, the Master Servicer and each Rating Agency";

          (ii) by replacing the final paragraph with the following:

          "Without in any way limiting the generality of this Section 9.04, in the event that the Company either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Master Servicer, then the Master Servicer shall have the right to terminate this Agreement upon notice given as set forth in Section 11.1, without any payment of any penalty or damages and without any liability whatsoever to the Company or any third party."

          (iii)

     (aa) Section 10.01 (Events of Default) is hereby amended as follows:

          (i) by replacing each reference to "the Purchaser" with "the Master Servicer;" and

          (ii) by amending subclause (ii) by adding the phrase "provided, however, that any breach of the provisions in the Amendment Reg AB shall constitute an immediate Event of Default for which no notice is required


                                  Schedule A-8
     and no opportunity to remedy shall be provided" after the words "shall have been given to the Company by the Purchaser."

          (iii) Section 10.02 (Waiver of Defaults) is hereby amended by replacing the reference to "Purchaser" with "Master Servicer".

     (bb)     Section 11.01 (Termination) is hereby amended as follows:

          (i) by deleting the content of such section in its entirety and replacing it with the following:

               "The respective obligations and responsibilities of the Company shall terminate upon the: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder; (ii) in accordance with Section 10.01 or (iii) in accordance with Section 9.04.

               Upon written request from the Depositor or the Master Servicer in connection with any such termination or any resignation, the Company shall, at its expense, prepare, execute and deliver to the successor entity designated by the Master Servicer any and all documents and other instruments, place in such successor's possession all Mortgage Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Company's sole expense, as provided in Article V of the Pooling Agreement."

     (cc) Section 11.02 (Termination Without Cause) is hereby amended as follows:

          (i) by deleting "without cause" in the first sentence and replacing the language with "with cause".

          (ii) by deleting the final paragraph in its entirety.

     (dd)  Section 12.01 (Successor to Company) is hereby amended as follows:

          (i) by replacing the words "Prior to" with "Upon" at the beginning of the first sentence of the first paragraph;

          (ii) by replacing the reference to "Sections 9.04, 10.01, 11.01 (ii) or pursuant to Section 11.02" with "Section 10.01" in the first sentence of the first paragraph.

          (iii)  by  adding  the  words  ",  in  accordance   with  the  Pooling
     Agreement," after the word "shall" in the third line of the first paragraph;

          (iv) by adding a new sentence immediately after the first sentence of the first paragraph to read as follows:



                                  Schedule A-9

               "Any successor to the Company shall be a FHLMC- or FNMA-approved servicer and shall be subject to the approval of each Rating Agency, as evidenced by a letter from each such Rating Agency delivered to the Trustee and the Master Servicer that the transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates."

               (v) by adding a final paragraph to read as follows:

               "Except as otherwise provided in this Section 12.01, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (as a result of the termination or resignation of the Company as Servicer), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the
          responsibilities  of  the  Company  hereunder,   or  transferring  the
          Servicing Files and the other necessary data, including the completion, correction or manipulation of such servicing data as may be required to correct any errors or insufficiencies in the servicing data, to the successor servicer shall be paid by the terminated or resigning Company from its own funds without reimbursement."

    (ee) Section 12.02 (Amendment) is hereby amended in its entirety to read as follows:

               "This Agreement may be amended only by written agreement signed by the Company, the Depositor, the Master Servicer and the Trustee. The party requesting such amendment shall, at its own expense, provide the Depositor, the Master Servicer and the Trustee with an Opinion of Counsel that (i) such amendment is permitted under the terms of this Agreement, (ii) the Company has complied with all applicable requirements of this Agreement, and (iii) such Amendment will not materially adversely affect the interest of the Certificateholders."

   (ff) A new Section 12.22 (Intended Third Party Beneficiary) is hereby added to the Master Agreement to read as follows:

         Section 12.22 Intended Third Party Beneficiaries

               Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trustee, the Master Servicer and the Depositor each receive the benefit of the provisions of this Agreement as an intended third party beneficiary of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Trustee, the Master Servicer and the Depositor as if the Trustee, the Master Servicer and the Depositor were each a party to this Agreement, and the Trustee, the Master
          Servicer and the Depositor each shall have the same rights and remedies to enforce the provisions of this Agreement as if it were a party to this Agreement. The Company shall only take directions from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement.


                                 Schedule A-10

          Notwithstanding the foregoing, all rights and obligations of the Trustee, the Master Servicer and the Depositor hereunder (other than the right to indemnification and the indemnification obligations, as applicable) shall terminate upon termination of the Trust Fund pursuant to the Pooling Agreement.

     (gg) Section 13.05 of part 1 of Amendment Reg AB (Information to Be Provided by the Company) is hereby amended by deleting the section reference "3.02(b)" from the second line of paragraph (a)(iii) and replacing it with "13.02(b)".

     (hh) Section 6.04 of part 3 of Amendment Reg AB (Information to Be Provided by the Company) is hereby amended by deleting the date "2007" in the ninth line and replacing it with "2008".

     (ii) Section 6.05 of part 3 of Amendment Reg AB (Information to Be Provided by the Company) is hereby amended by deleting the date "2007" in paragraph (b) and replacing it with "2008";

     (jj) Exhibits N, O, and P to Amendment Reg AB are hereby deleted and replaced with Exhibit One attached hereto.

     (kk) Exhibit Two attached hereto ("Special Foreclosure Rights Section") is hereby attached to the Master Agreement as Exhibit P.

     (ll) Exhibit Q to Amendment Reg AB is hereby amended by:

               (A) replacing "[the Servicer] [Name of Subservicer]" in the introductory paragraph with "the Company".

               (B) deleting the signature block found at the end of the exhibit.




                                 Schedule A-11

                                                 EXHIBIT ONE TO SCHEDULE A

                                                      EXHIBIT N

                                          Form of Periodic Reports to Purchaser


------------------------------------------------------------------------------------------------- ------------- --------------------
                                Standard Loan Level File Layout -
                                Master Servicing

------------------------------------------------------------------------------------------------- ------------- --------------------


------------------------------------------------------------------------------------------------- ------------- --------------------
Exhibit 1:  Layout

------------------------------------------------------------------------------------------------- ------------- --------------------
Column Name              Description                                                      Decimal       Format Comment        Max
                                                                                                                              Size
------------------------------------------------------------------------------------------------------ -----------------------------
Each file requires the following fields:
------------------------------------------------------------------------------------------------------ -----------------------------
SER_INVESTOR_NBR         A value assigned by the Servicer to define a group of loans.              Text up to 20 digits        20
------------------------------------------------------------------------------------------------------ -----------------------------
LOAN_NBR                 A unique identifier assigned to each loan by the investor.                Text up to 10 digits        10
------------------------------------------------------------------------------------------------------ -----------------------------
SERVICER_LOAN_NBR        A unique number assigned to a loan by the Servicer.  This may             Text up to 10 digits        10
------------------------------------------------------------------------------------------------------ -----------------------------
SCHED_PAY_AMT            Scheduled monthly principal and scheduled interest payment that     2     No commas(,) or dollar
                         a borrower is expected to pay, P&I constant.                              signs ($)                   11
------------------------------------------------------------------------------------------------------ -----------------------------
NOTE_INT_RATE            The loan interest rate as reported by the Servicer.                 4     Max length of 6             6
------------------------------------------------------------------------------------------------------ -----------------------------
NET_INT_RATE             The loan gross interest rate less the service fee rate as           4     Max length of 6             6
------------------------------------------------------------------------------------------------------ -----------------------------
SERV_FEE_RATE            The servicer's fee rate for a loan as reported by the Servicer.     4     Max length of 6             6
------------------------------------------------------------------------------------------------------ -----------------------------
SERV_FEE_AMT             The servicer's fee amount for a loan as reported by the             2     No commas(,) or dollar
                         Servicer.                                                                 signs ($)                   11
------------------------------------------------------------------------------------------------------ -----------------------------
NEW_PAY_AMT              The new loan payment amount as reported by the Servicer.            2     No commas(,) or dollar
                                                                                                   signs ($)                   11
------------------------------------------------------------------------------------------------------ -----------------------------
NEW_LOAN_RATE            The new loan rate as reported by the Servicer.                      4     Max length of 6             6
------------------------------------------------------------------------------------------------------ -----------------------------
ARM_INDEX_RATE           The index the Servicer is using to calculate a forecasted rate.     4     Max length of 6             6


                                 Schedule A-15

------------------------------------------------------------------------------------------ ---- ----------------------------- ------
ACTL_BEG_PRIN_BAL        The borrower's actual principal balance at the beginning of the     2     No commas(,) or dollar
                         processing cycle.                                                         signs ($)                   11
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
ACTL_END_PRIN_BAL        The borrower's actual principal balance at the end of the           2     No commas(,) or dollar
                         processing cycle.                                                         signs ($)                   11
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
BORR_NEXT_PAY_DUE_DATE   The date at the end of processing cycle that the borrower's               MM/DD/YYYY
                         next payment is due to the Servicer, as reported by Servicer.                                         10
------------------------------------------------------------------------------------------ ---- ------------------------------------
SERV_CURT_AMT_1          The first curtailment amount to be applied.                         2     No commas(,) or dollar
                                                                                                   signs ($)                   11
------------------------------------------------------------------------------------------ ---- ------------------------------------
SERV_CURT_DATE_1         The curtailment date associated with the first curtailment                MM/DD/YYYY
                         amount.                                                                                               10
------------------------------------------------------------------------------------------ ---- ------------------------------------
CURT_ADJ_ AMT_1          The curtailment interest on the first curtailment amount, if        2     No commas(,) or dollar
                         applicable.                                                               signs ($)                   11
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
SERV_CURT_AMT_2          The second curtailment amount to be applied.                        2     No commas(,) or dollar
                                                                                                   signs ($)                   11
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
SERV_CURT_DATE_2         The curtailment date associated with the second curtailment               MM/DD/YYYY
                         amount.                                                                                               10
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
CURT_ADJ_ AMT_2          The curtailment interest on the second curtailment amount, if       2     No commas(,) or dollar
                         applicable.                                                               signs ($)                   11
------------------------------------------------------------------------------------------ ---- ------------------------------------





                                 Schedule A-16

Exhibit 1: Continued     Standard Loan Level File Layout

------------------------------------------------------------------------------------------ ------------- ---------------------------
Column Name              Description                                                      Decimal       Format Comment          Max
                                                                                                                               Size
------------------------------------------------------------------------------------------ ------- ---------------------------------
SERV_CURT_AMT_3          The third curtailment amount to be applied.                         2     No commas(,) or dollar
                                                                                                   signs ($)                   11
------------------------------------------------------------------------------------------ ---- ------------------------------------
SERV_CURT_DATE_3         The curtailment date associated with the third curtailment                MM/DD/YYYY
                         amount. 10
------------------------------------------------------------------------------------------ ---- ------------------------------------
CURT_ADJ_AMT_3           The curtailment interest on the third curtailment amount, if        2     No commas(,) or dollar
                         applicable.                                                               signs ($)                   11
------------------------------------------------------------------------------------------ ---- ------------------------------------
PIF_AMT                  The loan "paid in full" amount as reported by the Servicer.         2     No commas(,) or dollar
                                                                                                   signs ($)                   11
------------------------------------------------------------------------------------------ ---- ------------------------------------
PIF_DATE                 The paid in full date as reported by the Servicer.                        MM/DD/YYYY                  10
------------------------------------------------------------------------------------------ ---- ------------------------------------
                                                                                                   Action Code Key:
ACTION_CODE              The standard FNMA numeric code used to indicate the                       15=Bankruptcy,               2
                         default/delinquent status of a particular loan.                           30=Foreclosure, , 60=PIF,
                                                                                                   63=Substitution,
                                                                                                   65=Repurchase,70=REO
------------------------------------------------------------------------------------------ ---- ------------------------------------
INT_ADJ_AMT              The amount of the interest adjustment as reported by the            2     No commas(,) or dollar
                         Servicer.                                                                 signs ($)                   11
------------------------------------------------------------------------------------------ ---- ------------------------------------
SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor Adjustment amount, if applicable.            2     No commas(,) or dollar
                                                                                                   signs ($)                   11
------------------------------------------------------------------------------------------ ---- ------------------------------------
NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount, if applicable.                     2     No commas(,) or dollar
                                                                                                   signs ($)                   11
------------------------------------------------------------------------------------------ ---- ------------------------------------
LOAN_LOSS_AMT            The amount the Servicer is passing as a loss, if applicable.        2     No commas(,) or dollar
                                                                                                   signs ($)                   11
---------------------------------------------- -------------------------------------------------------- ------------- --------------
Plus the following applicable fields:
------------------------------------------------------------------------------------ ---------- ----------------------------- ------
SCHED_BEG_PRIN_BAL       The scheduled outstanding principal amount due at the beginning     2     No commas(,) or dollar
                         of the cycle date to be passed through to investors.                      signs ($)                   11
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
SCHED_END_PRIN_BAL       The scheduled principal balance due to investors at the end of      2     No commas(,) or dollar
                         a processing cycle.                                                       signs ($)                   11
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
SCHED_PRIN_AMT           The scheduled principal amount as reported by the Servicer for      2     No commas(,) or dollar
                         the current cycle -- only applicable for Scheduled/Scheduled              signs ($)                   11
                         Loans.
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
SCHED_NET_INT            The scheduled gross interest amount less the service fee amount     2     No commas(,) or dollar
                         for the current cycle as reported by the Servicer -- only                 signs ($)                   11
                         applicable for Scheduled/Scheduled Loans.
------------------------------------------------------------------------------------------ ------------- ---------------------------


                                 Schedule A-17

ACTL_PRIN_AMT            The actual principal amount collected by the Servicer for the       2     No commas(,) or dollar
                         current reporting cycle -- only applicable for Actual/Actual              signs ($)                   11
                         Loans.
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
ACTL_NET_INT             The actual gross interest amount less the service fee amount        2     No commas(,) or dollar
                         for the current reporting cycle as reported by the Servicer --            signs ($)                   11
                         only applicable for Actual/Actual Loans.
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
PREPAY_PENALTY_ AMT      The penalty amount received when a borrower prepays on his loan     2     No commas(,) or dollar
                         as reported by the Servicer.                                              signs ($)                   11
------------------------------------------------------------------------------------------ ---- ----------------------------- ------
PREPAY_PENALTY_ WAIVED   The prepayment penalty amount for the loan waived by the            2     No commas(,) or dollar
                         servicer.                                                                 signs ($)                   11
------------------------------------------------------------------------------------------ ---- ----------------------------- ------







                                 Schedule A-18

------------------------------------------------------------------------------------------ ------------- ---------------------------
Exhibit 1: Continued     Standard Loan Level File Layout

------------------------------------------------------------------------------------------ ------------- ---------------------------
Column Name              Description                                                         Decimal  Format Comment           Max
                                                                                                                               Size
------------------------------------------------------------------------------------------ ---------- -----------------------------
MOD_DATE                 The Effective Payment Date of the Modification for the loan.                 MM/DD/YYYY
                                                                                                                               10
------------------------------------------------------------------------------------------ ---------- ----------------------------
MOD_TYPE                 The Modification Type.                                                       Varchar - value can be
                                                                                                      alpha or numeric         30
------------------------------------------------------------------------------------------ ---------- ----------------------------
DELINQ_P&I_ADVANCE_AMT   The current outstanding principal and interest advances made by     2        No commas(,) or dollar
                         Servicer.                                                                    signs ($)                11
------------------------------------------------------------------------------------------ ---------- ----------------------------
                         Flag to indicate if the repurchase of a loan is due to a breach              Y=Breach
BREACH_FLAG              of Representations and Warranties                                            N=NO Breach               1
                                                                                                      Let blank if N/A
------------------------------------------------------------------------------------------ ---------- ----------------------------







                                 Schedule A-19

Exhibit 2:  Monthly Summary Report by Single Investor
MONTHLY SUMMARY REPORT
For Month Ended:  mm/dd/yyyy        Servicer Name____________________________
Prepared by:______________________  Investor Nbr_____________________________

__________________________________________________________________________________________________________
Section 1.  Remittances and Ending Balances - Required Data
----------------------------------------------------------------------------------------------------------
Beginning          Ending          Total Monthly          Total Ending Unpaid     Total Monthly Principal
Loan Count      Loan Count        Remittance Amount          Principal Balance           Balance
----------------------------------------------------------------------------------------------------------
    0                0                 $0.00                     $0.00                   $0.00
----------------------------------------------------------------------------------------------------------
Principal Calculation
---------------------
1.  Monthly Principal Due                               +  $0.00
2.  Current Curtailments                                +  $0.00
3.  Liquidations                                        +  $0.00
4.  Other (attach explanation)                          +  $0.00
5.  Principal Due                                          $0.00
6.  Interest (reported "gross")                         +  $0.00
7.  Interest Adjustments on Curtailments                +  $0.00
8   Servicing Fees                                      -  $0.00
9.  Other Interest (attach explanation)                 +  $0.00
10. Interest Due  (need to subtract ser fee)               $0.00
                                                        ========
Remittance Calculation
----------------------
11. Total Principal and Interest Due (lines 5+10)       +  $0.00
12. Reimbursement of Non-Recoverable Advances+          -  $0.00
13. Total Realized gains                                +  $0.00
14. Total Reallized Losses                              -  $0.00
15. Total Prepayment Penalties                          +  $0.00
16. Total Non-Supported Compensating Interest           -  $0.00
17. Other (attach explanation)                             $0.00
18. Net Funds Due on or before Remittance Date          $  $0.00
                                                        ========


                                      Schedule A-20

Section 2.  Delinquency Report - Optional Data for Loan Accounting
                     Installments Delinquent
-------------------------------------------------------------------------------------------------------------
Total No.       Total No.                                          In          Real Estate      Total Dollar
of                of               30-     60-     90 or more  Foreclosure       Owned            Amount of
Loans          Delinquencies      Days    Days        Days      (Optional)     (Optional)       Delinquencies
-------------------------------------------------------------------------------------------------------------
  0                0               0       0            0          0               0                  0

--------------------------------------------------------------------------------------
Section 3.  REG AB Summary Reporting - REPORT ALL APPLICABLE FIELDS
--------------------------------------------------------------------------------------
REG AB FIELDS                               LOAN COUNT                   BALANCE
--------------------------------------------------------------------------------------
PREPAYMENT PENALTY AMT                         0                         $0.00
--------------------------------------------------------------------------------------
PREPAYMENT PENALTY AMT WAIVED                  0                         $0.00
--------------------------------------------------------------------------------------
DELINQUENCY P&I AMOUNT                         0                         $0.00
--------------------------------------------------------------------------------------






                                      Schedule A-21

Exhibit O: Standard File Layout - Delinquency Reporting

*The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer

------------------------------ --------------------------------------------------------------------------------------------- -------
                                                                                                                            Format
Column/Header Name                                                Description                                   Decimal     Comment
------------------------------ ---------------------------------------------------------------------------------------- ------------
SERVICER_LOAN_NBR              A unique number assigned to a loan by the Servicer.  This may be different than the LOAN_NBR
------------------------------ ---------------------------------------------------------------------------------------- ------------
LOAN_NBR                       A unique identifier assigned to each loan by the originator.
------------------------------ ---------------------------------------------------------------------------------------- ------------
CLIENT_NBR                     Servicer Client Number
------------------------------ ---------------------------------------------------------------------------------------- ------------
SERV_INVESTOR_NBR              Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
------------------------------ ---------------------------------------------------------------------------------------- ------------
BORROWER_FIRST_NAME            First Name of the Borrower.
------------------------------ ---------------------------------------------------------------------------------------- ------------
BORROWER_LAST_NAME             Last name of the borrower.
------------------------------ ---------------------------------------------------------------------------------------- ------------
PROP_ADDRESS                   Street Name and Number of Property
------------------------------ ---------------------------------------------------------------------------------------- ------------
PROP_STATE                     The state where the  property located.
------------------------------ ---------------------------------------------------------------------------------------- ------------
PROP_ZIP                       Zip code where the property is located.
------------------------------ ---------------------------------------------------------------------------------------- ------------
BORR_NEXT_PAY_DUE_DATE         The date that the borrower's next payment is due to the                                  MM/DD/YYYY
                               servicer at the end of processing cycle, as reported by Servicer.
------------------------------ ---------------------------------------------------------------------------------------- ------------
LOAN_TYPE                      Loan Type (i.e. FHA, VA, Conv)
------------------------------ ---------------------------------------------------------------------------------------- ------------
BANKRUPTCY_FILED_DATE          The date a particular bankruptcy claim was filed.                                        MM/DD/YYYY
------------------------------ ---------------------------------------------------------------------------------------- ------------
BANKRUPTCY_CHAPTER_CODE        The chapter under which the bankruptcy was filed.
------------------------------ ---------------------------------------------------------------------------------------- ------------
BANKRUPTCY_CASE_NBR            The case number assigned by the court to the bankruptcy filing.
------------------------------ ---------------------------------------------------------------------------------------- ------------
POST_PETITION_DUE_DATE         The payment due date once the bankruptcy has been approved by the courts                 MM/DD/YYYY
------------------------------ ---------------------------------------------------------------------------------------- ------------
BANKRUPTCY_DCHRG_DISM_DATE     The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged            MM/DD/YYYY
                               and/or a Motion For Relief Was Granted.
------------------------------ ---------------------------------------------------------------------------------------- ------------
LOSS_MIT_APPR_DATE             The Date The Loss Mitigation Was Approved By The Servicer                                MM/DD/YYYY
------------------------------ ---------------------------------------------------------------------------------------- ------------
LOSS_MIT_TYPE                  The Type Of Loss Mitigation Approved For A Loan Such As;
------------------------------ ---------------------------------------------------------------------------------------- ------------
LOSS_MIT_EST_COMP_DATE         The Date The Loss Mitigation /Plan Is Scheduled To End/Close                             MM/DD/YYYY
------------------------------ ---------------------------------------------------------------------------------------- ------------
LOSS_MIT_ACT_COMP_DATE         The Date The Loss Mitigation Is Actually Completed                                       MM/DD/YYYY
------------------------------ ---------------------------------------------------------------------------------------- ------------
FRCLSR_APPROVED_DATE           The date DA Admin sends a letter to the servicer with instructions to begin              MM/DD/YYYY
                               foreclosure proceedings.
------------------------------ ---------------------------------------------------------------------------------------- ------------
ATTORNEY_REFERRAL_DATE         Date File Was Referred To Attorney to Pursue Foreclosure                                 MM/DD/YYYY
------------------------------ ---------------------------------------------------------------------------------------- ------------
FIRST_LEGAL_DATE               Notice of 1st legal filed by an Attorney in a Foreclosure Action                         MM/DD/YYYY
------------------------------ ---------------------------------------------------------------------------------------- ------------


                                      Schedule A-22

------------------------------ ---------------------------------------------------------------------------------------- ------------
FRCLSR_SALE_EXPECTED_DATE      The date by which a foreclosure sale is expected to occur.                               MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------- ------------------
FRCLSR_SALE_DATE               The actual date of the foreclosure sale.                                                 MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------- ------------------
FRCLSR_SALE_AMT                The amount a property sold for at the foreclosure sale.                            2     No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
----------------------------------------------------------------------------------------------------------------- ------------------
EVICTION_START_DATE            The date the servicer initiates eviction of the borrower.                                MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------- ------------------
EVICTION_COMPLETED_DATE        The date the court revokes legal possession of the property from the borrower.           MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------- ------------------
LIST_PRICE                     The price at which an REO property is marketed.                                    2     No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
----------------------------------------------------------------------------------------------------------------- ------------------
LIST_DATE                      The date an REO property is listed at a particular price.                                MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------- ------------------
OFFER_AMT                      The dollar value of an offer for an REO property.                                  2     No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
----------------------------------------------------------------------------------------------------------------- ------------------
OFFER_DATE_TIME                The date an offer is received by DA Admin or by the Servicer.                            MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------- ------------------
REO_CLOSING_DATE               The date the REO sale of the property is scheduled to close.                             MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------- ------------------
REO_ACTUAL_CLOSING_DATE        Actual Date Of REO Sale                                                                  MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------- ------------------
OCCUPANT_CODE                  Classification of how the property is occupied.
----------------------------------------------------------------------------------------------------------------- ------------------
PROP_CONDITION_CODE            A code that indicates the condition of the property.
----------------------------------------------------------------------------------------------------------------- ------------------
PROP_INSPECTION_DATE           The date a  property inspection is performed.                                            MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------- ------------------
APPRAISAL_DATE                 The date the appraisal was done.                                                         MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------- ------------------
CURR_PROP_VAL                  The current "as is" value of the property based on brokers price opinion or        2
                               appraisal.
----------------------------------------------------------------------------------------------------------------- ------------------
REPAIRED_PROP_VAL              The amount the property would be worth if repairs are completed pursuant to a      2
                               broker's price opinion or appraisal.
----------------------------------------------------------------------------------------------------------------- ------------------
If applicable:
-------------
----------------------------------------------------------------------------------------------------------------- ------------------
DELINQ_STATUS_CODE             FNMA Code Describing Status of Loan
----------------------------------------------------------------------------------------------------------------- ----------- ------
DELINQ_REASON_CODE             The circumstances which caused a borrower to stop paying on a loan.
                               Code indicates the reason why the loan is in default for this cycle.
----------------------------------------------------------------------------------------------------------------- ----------- ------
MI_CLAIM_FILED_DATE            Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.                 MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------- ----------- ------
MI_CLAIM_AMT                   Amount of Mortgage Insurance Claim Filed                                                 No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
----------------------------------------------------------------------------------------------------------------- ----------- ------
MI_CLAIM_PAID_DATE             Date Mortgage Insurance Company Disbursed Claim Payment                                  MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------- ----------- ------
MI_CLAIM_AMT_PAID              Amount Mortgage Insurance Company Paid On Claim                                    2     No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
----------------------------------------------------------------------------------------------------------------- ----------- ------
POOL_CLAIM_FILED_DATE          Date Claim Was Filed With Pool Insurance Company                                         MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------- ----------- ------


                                  Schedule A-23

----------------------------------------------------------------------------------------------------------------- ----------- ------
POOL_CLAIM_AMT                 Amount of Claim Filed With Pool Insurance Company                                  2     No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
----------------------------------------------------------------------------------------------------------------- ----------- ------
POOL_CLAIM_PAID_DATE           Date Claim Was Settled and The Check Was Issued By The Pool Insurer                      MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------- ----------- ------
POOL_CLAIM_AMT_PAID            Amount Paid On Claim By Pool Insurance Company                                     2     No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
----------------------------------------------------------------------------------------------------------------- ----------- ------
FHA_PART_A_CLAIM_FILED_DATE    Date FHA Part A Claim Was Filed With HUD                                                 MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------- ----------- ------
FHA_PART_A_CLAIM_AMT           Amount of FHA Part A Claim Filed                                                   2     No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
----------------------------------------------------------------------------------------------------------------- ----------- ------
FHA_PART_A_CLAIM_PAID_DATE     Date HUD Disbursed Part A Claim Payment                                                  MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------- ----------- ------
FHA_PART_A_CLAIM_PAID_AMT      Amount HUD Paid on Part A Claim                                                    2     No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
----------------------------------------------------------------------------------------------------------------- ----------- ------
FHA_PART_B_CLAIM_FILED_DATE    Date FHA Part B Claim Was Filed With HUD                                                 MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------- ----------- -------
FHA_PART_B_CLAIM_AMT           Amount of FHA Part B Claim Filed                                                   2     No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
----------------------------------------------------------------------------------------------------------------- ----------- ------
FHA_PART_B_CLAIM_PAID_DATE     Date HUD Disbursed Part B Claim Payment                                                  MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------- ----------- ------
FHA_PART_B_CLAIM_PAID_AMT      Amount HUD Paid on Part B Claim                                                    2     No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
----------------------------------------------------------------------------------------------------------------- ----------- ------
VA_CLAIM_FILED_DATE            Date VA Claim Was Filed With the Veterans Admin                                          MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------- ----------- ------
VA_CLAIM_PAID_DATE             Date Veterans Admin. Disbursed VA Claim Payment                                          MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------- ----------- ------
VA_CLAIM_PAID_AMT              Amount Veterans Admin. Paid on VA Claim                                            2     No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
----------------------------------------------------------------------------------------------------------------- ----------- ------
MOTION_FOR_RELIEF_DATE         The date the Motion for Relief was filed                                           10    MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------- ----------- ------
FRCLSR_BID_AMT                 The foreclosure sale bid amount                                                    11    No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
----------------------------------------------------------------------------------------------------------------- ----------- ------
FRCLSR_SALE_TYPE               The foreclosure sales results: REO, Third Party, Conveyance to HUD/VA
----------------------------------------------------------------------------------------------------------------- ----------- ------
REO_PROCEEDS                   The net proceeds from the sale of the REO property.                                      No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
----------------------------------------------------------------------------------------------------------------- ----------- ------
BPO_DATE                       The date the BPO was done.
----------------------------------------------------------------------------------------------------------------- ----------- ------
CURRENT_FICO                   The current FICO score
----------------------------------------------------------------------------------------------------------------- ----------- ------
HAZARD_CLAIM_FILED_DATE        The date the Hazard Claim was filed with the Hazard Insurance Company.             10    MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------- ----------- ------
HAZARD_CLAIM_AMT               The amount of the Hazard Insurance Claim filed.                                    11    No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
----------------------------------------------------------------------------------------------------------------- ----------- ------


                                  Schedule A-24

----------------------------------------------------------------------------------------------------------------- ----------- ------
HAZARD_CLAIM_PAID_DATE         The date the Hazard Insurance Company disbursed the claim payment.                 10    MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------- --- --------------
HAZARD_CLAIM_PAID_AMT          The amount the Hazard Insurance Company paid on the claim.                         11    No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
----------------------------------------------------------------------------------------------------------------- --- --------------
ACTION_CODE                    Indicates loan status                                                                    Number
----------------------------------------------------------------------------------------------------------------- --- --------------
NOD_DATE                                                                                                                MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------- --- --------------
NOI_DATE                                                                                                                MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------- --- --------------
ACTUAL_PAYMENT_PLAN_START_DATE                                                                                          MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------- --- --------------
ACTUAL_PAYMENT_ PLAN_END_DATE
----------------------------------------------------------------------------------------------------------------- --- --------------
ACTUAL_REO_START_DATE                                                                                                   MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------- --- --------------
REO_SALES_PRICE                                                                                                         Number
----------------------------------------------------------------------------------------------------------------- --- --------------
REALIZED_LOSS/GAIN             As defined in the Servicing Agreement                                                    Number
----------------------------------------------------------------------------------------------------------------- --- --------------

Exhibit 2: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
o        ASUM-       Approved Assumption
o        BAP-        Borrower Assistance Program
        o        CO-            Charge Off
        o        DIL-           Deed-in-Lieu
        o        FFA-           Formal Forbearance Agreement
        o        MOD-           Loan Modification
        o        PRE-           Pre-Sale
        o        SS-            Short Sale
        o        MISC-          Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:



                                  Schedule A-25

o        Mortgagor
o        Tenant
o        Unknown
o        Vacant

The Property Condition field should show the last reported condition of the property as follows:
o        Damaged
o        Excellent
o        Fair
o        Gone
o        Good
o        Poor
o        Special Hazard
o        Unknown





                                  Schedule A-26

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

----------------------------------------------------------------------
Delinquency Code      Delinquency Description
----------------------------------------------------------------------
001                   FNMA-Death of principal mortgagor
----------------------------------------------------------------------
002                   FNMA-Illness of principal mortgagor
----------------------------------------------------------------------
003                   FNMA-Illness of mortgagor's family member
----------------------------------------------------------------------
004                   FNMA-Death of mortgagor's family member
----------------------------------------------------------------------
005                   FNMA-Marital difficulties
----------------------------------------------------------------------
006                   FNMA-Curtailment of income
----------------------------------------------------------------------
007                   FNMA-Excessive Obligation
----------------------------------------------------------------------
008                   FNMA-Abandonment of property
----------------------------------------------------------------------
009                   FNMA-Distant employee transfer
----------------------------------------------------------------------
011                   FNMA-Property problem
----------------------------------------------------------------------
012                   FNMA-Inability to sell property
----------------------------------------------------------------------
013                   FNMA-Inability to rent property
----------------------------------------------------------------------
014                   FNMA-Military Service
----------------------------------------------------------------------
015                   FNMA-Other
----------------------------------------------------------------------
016                   FNMA-Unemployment
----------------------------------------------------------------------
017                   FNMA-Business failure
----------------------------------------------------------------------
019                   FNMA-Casualty loss
----------------------------------------------------------------------
022                   FNMA-Energy environment costs
----------------------------------------------------------------------
023                   FNMA-Servicing problems
----------------------------------------------------------------------
026                   FNMA-Payment adjustment
----------------------------------------------------------------------
027                   FNMA-Payment dispute
----------------------------------------------------------------------
029                   FNMA-Transfer of ownership pending
----------------------------------------------------------------------
030                   FNMA-Fraud
----------------------------------------------------------------------
031                   FNMA-Unable to contact borrower
----------------------------------------------------------------------
INC                   FNMA-Incarceration
----------------------------------------------------------------------


                                  Schedule A-27

The FNMA Delinquent Status Code field should show the Status of Default as follows:

--------------------------------------- ----------------------------------------
   Status Code                 Status Description
--------------------------------------- ----------------------------------------
           09                  Forbearance
--------------------------------------- ----------------------------------------
           17                  Pre-foreclosure Sale Closing Plan Accepted
--------------------------------------- ----------------------------------------
           24                  Government Seizure
--------------------------------------- ----------------------------------------
           26                  Refinance
--------------------------------------- ----------------------------------------
           27                  Assumption
--------------------------------------- ----------------------------------------
           28                  Modification
--------------------------------------- ----------------------------------------
           29                  Charge-Off
--------------------------------------- ----------------------------------------
           30                  Third Party Sale
--------------------------------------- ----------------------------------------
           31                  Probate
--------------------------------------- ----------------------------------------
           32                  Military Indulgence
--------------------------------------------------------------------------------
           43                  Foreclosure Started
--------------------------------------------------------------------------------
           44                  Deed-in-Lieu Started
--------------------------------------------------------------------------------
           49                  Assignment Completed
--------------------------------------------------------------------------------
           61                  Second Lien Considerations
--------------------------------------------------------------------------------
           62                  Veteran's Affairs-No Bid
--------------------------------------------------------------------------------
           63                  Veteran's Affairs-Refund
--------------------------------------------------------------------------------
           64                  Veteran's Affairs-Buydown
--------------------------------------------------------------------------------
           65                  Chapter 7 Bankruptcy
--------------------------------------------------------------------------------
           66                  Chapter 11 Bankruptcy
--------------------------------------------------------------------------------
           67                  Chapter 13 Bankruptcy
--------------------------------------------------------------------------------



                                  Schedule A-28

Exhibit P:  Calculation of Realized Loss/Gain Form 332-Instruction Sheet

NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and/or resolution of any disputed items.

(i)  The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:
------------------------------------

1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12. Complete as applicable. Required documentation:

o For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

o For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)

o    Other expenses - copies of corporate advance history showing all payments

o    REO repairs> $1500 require explanation

o    REO repairs >$3000 require evidence of at least 2 bids.

o Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

o    Unusual or extraordinary items may require further documentation.

13.  The total of lines 1 through 12.

(ii) Credits:
     -------

14-21. Complete as applicable. Required documentation:



                                  Schedule A-29

o Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

o    Letter of Proceeds Breakdown.

o    Copy of EOB for any MI or gov't guarantee

o    All other credits need to be clearly defined on the 332 form

22.  The total of lines 14 through 21.

Please Note: For HUD/VA loans,  use line (18a) for Part  A/Initial  proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)
-------------------------------------------

23. The total derived from subtracting line 22 from 13. If the amount represents a realized show the amount in parenthesis ( ).









                                  Schedule A-30

Calculation of Realized Loss/Gain Form 332

Prepared by:                                           ate:  ___________________
              -------------------------
Phone:                                        Email Address:___________________
                 ----------------------

 --------------------   --------------------------    -------------------------
| Servicer Loan No.  | | Servicer Name            |  | Servicer Address        |
|                    | |                          |  |                         |
 --------------------   --------------------------    -------------------------

         WELLS FARGO BANK, N.A.  Loan No.
                                          --------------------------------------

         Borrower's Name:
                          ------------------------------------------------------
         Property Address:
                           -----------------------------------------------------

         Liquidation Type: REO Sale 3rd Party Sale      Short Sale    Charge Off

         Was this loan granted a Bankruptcy deficiency or cramdown     Yes   No
         If "Yes", provide deficiency or cram down amount

Liquidation and Acquisition Expenses:

(1) Actual Unpaid Principal Balance of Mortgage Loan           $____________(1)
(2) Interest accrued at Net Rate                                ____________(2)
(3) Accrued Servicing Fees                                      ____________(3)
(4) Attorney's Fees                                             ____________(4)
(5) Taxes (see page 2)                                          ____________(5)
(6) Property Maintenance                                        ____________(6)
(7) MI/Hazard Insurance Premiums (see page 2)                   ____________(7)
(8) Utility Expenses                                            ____________(8)
(9) Appraisal/BPO                                               ____________(9)
(10) Property Inspections                                       ____________(10)
(11)FC Costs/Other Legal Expenses                               ____________(11)
(12) Other (itemize)                                            ____________(12)
         Cash for Keys                                          ____________(12)
         HOA/Condo Fees                                         ____________(12)
         _____________________                                  ____________(12)

         Total Expenses                                        $____________(13)

Credits:
(14) Escrow Balance                                            $____________(14)
(15)HIP Refund                                                  ____________(15)
(16) Rental Receipts                                            ____________(16)
(17)Hazard Loss Proceeds                                        ____________(17)
(18) Primary Mortgage Insurance/Gov't Insurance HUD Part A      ___________(18a)


                                 Schedule A-31

HUD Part B                                                      ___________(18b)
(19) Pool Insurance Proceeds                                    ____________(19)
(20) Proceeds from Sale of Acquired Property                    ____________(20)
(21) Other (itemize)                                            ____________(21)
-----------------------------------------

         Total Credits                                         $____________(22)
Total Realized Loss (or Amount of Gain)                        $____________(23)











                                 Schedule A-32

                           Escrow Disbursement Detail


------------ ---------------- ------------------ --------------------- ---------------------- --------------------- ----------------
  Type            Date Paid        Period of          Total Paid               Base                Penalties              Interest
(Tax/Ins.)                           Coverage                                  Amount
------------ ---------------- ------------------ --------------------- ---------------------- --------------------- ----------------

------------ ---------------- ------------------ --------------------- ---------------------- --------------------- ----------------

------------ ---------------- ------------------ --------------------- ---------------------- --------------------- ----------------

------------ ---------------- ------------------ --------------------- ---------------------- --------------------- ----------------

------------ ---------------- ------------------ --------------------- ---------------------- --------------------- ----------------

------------ ---------------- ------------------ --------------------- ---------------------- --------------------- ----------------

------------ ---------------- ------------------ --------------------- ---------------------- --------------------- ----------------

------------ ---------------- ------------------ --------------------- ---------------------- --------------------- ----------------







                                 Schedule A-33

                            EXHIBIT TWO TO SCHEDULE A

                                    EXHIBIT O

                       Special Foreclosure Rights Section
                       ----------------------------------

     For purposes of this Exhibit O, the term "Subordinate Holder" shall mean the entity that holds a majority interest in the most subordinated class of securities issued in the securitization outstanding from time to time.

     (a) Prior to taking action with respect to any delinquent Mortgage Loan that is more than 60 days delinquent, the Company shall notify both the Master Servicer and the Subordinate Holder of its proposed course of action, but it shall not take such action unless the Subordinate Holder does not, within a five-Business Day period, affirmatively object to such action.

     (b) If the Subordinate Holder timely and affirmatively objects to an action or contemplated action of the Company pursuant to section (b) above, then the Subordinate Holder shall instruct the Master Servicer in writing (with a copy to the Company) to hire three appraisal firms selected by the Master Servicer in its reasonable discretion, to compute the fair value of the Mortgaged Property securing the related Mortgage Loan utilizing the Fannie Mae Form 2055 Exterior-Only Inspection Residential Appraisal Report (each such appraisal-firm computation, a "Fair Value Price"), in each case no later than 30 days from the date of such Subordinate Holder objection. The Subordinate Holder shall be obligated to provide the Master Servicer with contact information for no less than five local appraisal firms within three Business Days of receiving the affirmative objection of the Subordinate Holder. All costs relating to the computation of the Fair Value Prices shall be for the account of the Subordinate Holder and shall be paid by the Subordinate Holder at the time that such Mortgage Loan is purchased by the Subordinate Holder.

          (i) If the Master Servicer shall have received three Fair Value Prices by the expiration of such 30-day period, then the Subordinate Holder shall, no later than five Business after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan (the "Unpaid Principal Balance") and (ii) the average of such three Fair Value Prices respectively determined by such appraisal firms; and shall deliver such amount to the Company against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

          (ii) If the Master Servicer shall not have received three Fair Value Prices by the end of the 30-day period set forth in paragraph (iii) above, then:

                (1) If the Master Servicer shall have received only two Fair Value Prices by the end of such 30-day period, then the Master Servicer shall determine, in its reasonable discretion, the fair value of the Mortgaged Property and other collateral relating to such Mortgage Loan (such fair value, the "Master Servicer's Fair Value Price") and the
     Subordinate Holder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount


                                 Schedule A-34
     equal to the least of (1) the Unpaid Principal Balance thereof, (2) the average of such Fair Value Prices determined by such appraisal firms and
     (3) the Master Servicer's Fair Value Price; and shall deliver such amount to the Company against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

                (2) If the Master Servicer shall have received only one Fair Value Price by the end of such 30-day period, then the Master Servicer will determine the Master Servicer Fair Value Price of the Mortgaged Property related to such Mortgage Loan and the Subordinate Holder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the least of (1) the Unpaid Principal Balance thereof, (2) the Fair Value Price determined by such appraisal firm and (3) the Master Servicer's Fair Value Price; and shall deliver such amount to the Company against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

                (3) If the Master Servicer shall not have received any such Fair Value Prices by the end of such 30-days period, then the Master Servicer will determine the Master Servicer Fair Value Price of the Mortgaged Property related to such Mortgage Loan and the Subordinate Holder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the lesser of (1) the Unpaid Principal Balance thereof and (2) the Master Servicer's Fair Value Price; and shall deliver such amount to the Company against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

               (4) If the Master Servicer has not received three Fair Value Prices by the end of such 30-day period, it shall continue for the next 30 days to try to obtain three Fair Value Prices. Upon the earlier of the date that it obtains the three Fair Value Prices, or the end of the 30-day extension, the Master Servicer shall recalculate the price payable pursuant to this Agreement and, within five Business Days thereafter, (i) the Subordinate Holder shall pay the Company the positive difference between the recalculated purchase price, and the price actually paid by it, or (ii) the Company shall refund to the Subordinate Holder the positive difference between the purchase price actually paid by the Subordinate Holder, and the recalculated purchase price.

     (c) Notwithstanding anything herein to the contrary, the Subordinate Holder shall not be entitled to any of its rights set forth herein with respect to a Mortgage Loan following its failure to purchase such Mortgage Loan at the purchase price set forth above within the timeframe set forth above following the Subordinate Holder's objection to an action of the Company, and the Company shall provide the Master Servicer written notice of such failure.

     (d) Any notice, confirmation, instruction or objection pursuant to paragraph (a) above may be delivered via facsimile or other written or electronic communication as the parties hereto and the Subordinate Holder may agree to from time to time.



                                 Schedule A-35

     (f) For the avoidance of doubt, the Subordinate Holder's rights set forth in this Addendum are intended to provide the Subordinate Holder, for so long as it has not forfeited its right under paragraph (c) hereof as set forth in paragraph (b) above, with the unilateral right to control foreclosure decisions in respect of delinquent and defaulted Mortgage Loans, and certain exclusive purchase rights so as to maximize the recovery value on delinquent and defaulted Mortgage Loans.

     (g) To the extent that the Subordinate Holder purchases any Mortgage Loan pursuant to this Addendum, the Company will continue to service such Mortgage Loan in accordance with this Agreement. The parties acknowledge that, in such event, the Subordinate Holder will have no duty or responsibility to service any such Mortgage Loan and that the Master Servicer will have no duty or responsibility to master service any such Mortgage Loan.

     (h) In the event that the Subordinate Holder purchases any Mortgage Loan pursuant to this Addendum, the Company and the Subordinate Holder will work together in good faith to take any and all actions necessary to effect such purchase, including, but not limited to, the preparation and execution of any endorsements or assignments of the Mortgage Loan documents, all at the expense of the Subordinate Holder.

     (i) The Master Servicer shall promptly deliver any written notices that it receives under subpart (a) of this Addendum to the Subordinate Holder.


                                 Schedule A-36